DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF


                  COMMUNITY ENERGY ALTERNATIVES, INCORPORATED





                                February 1, 1995


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                                TABLE OF CONTENTS


1.    PURPOSE................................................................1

2.    DEFINITIONS OF THE TERMS USED IN THIS PLAN.............................1
      (a)   "Account"........................................................1
      (b)   "Affiliate"......................................................1
      (c)   "Assets".........................................................1
      (d)   "Beneficiary"....................................................1
      (e)   "Committee"......................................................1
      (f)   "Company"........................................................1
      (g)   "Compensation"...................................................2
      (h)   "Deferrable SAR".................................................2
      (i)   "Deferred Compensation"..........................................2
      (j)   "Disability".....................................................2
      (k)   "Employee".......................................................2
      (l)   "Plan"...........................................................2
      (m)   "SAR Income".....................................................2
      (n)   "SAR Plan".......................................................2

3.    ELECTION AS TO THE AMOUNT OF COMPENSATION AND/OR
      SAR INCOME THAT IS TO BE DEFERRED......................................2

4.    HOW THE ACCOUNT IS TO BE MAINTAINED....................................3
      (a)   Establishment of Account.........................................3
      (b)   Interest on Assets in the Account................................3
      (c)   Title and Beneficial Ownership of Assets.........................4

5.    DISTRIBUTION FROM THE ACCOUNT..........................................4
      (a)   Election as to the Commencement of the Distribution..............4
      (b)   Election as to the Timing of the Distribution(s).................4
      (c)   Distribution in Case of Certain Disability.......................5
      (d)   Distribution in Case of Death....................................5
      (e)   Request for Change in Distribution...............................6
      (f)   Not Terminated if Transferred to an Affiliate....................6
      (g)   Company may Distribution in Lump Sum if Distributable Amount
            Less than $5,000.................................................6
      (h)   Delay of Certain Distributions...................................6

6.    ASSIGNMENT.............................................................7

7.    PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT.......................7

8.    AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY....................7

9.    WHAT CONSTITUTES NOTICE................................................8

10.   ADVANCE DISCLAIMER OF ANY WAIVER ON THE PART OF THE
      COMPANY................................................................8

11.   EFFECT ON INVALIDITY OF ANY PART OF THE PLAN...........................8

12.   PLAN BINDING ON ANY SUCCESSOR OWNER....................................8

13.   LAWS GOVERNING THIS PLAN...............................................9

14.   WITHHOLDING FOR TAXES..................................................9

15.   MISCELLANEOUS..........................................................9

SCHEDULE A..................................................................10

SCHEDULE B..................................................................12

             DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
                 COMMUNITY ENERGY ALTERNATIVES, INCORPORATED
                                February 1, 1995

      1.....PURPOSE.....The  purpose  of this  Plan is to  provide a method to certain select and key employees of the Company to defer compensation as provided herein.
      2.....DEFINITIONS OF THE TERMS USED IN THIS PLAN.     As  used  in  this
Plan, the following words and phrases shall have the meanings indicated:
            (a)..."Account" - The Deferred Compensation Account described in Paragraph 4 of this Plan.
            (b)..."Affiliate" - Any organization which is a member of a controlled group of corporations (as defined in the Internal Revenue Code (Code)
section 414(b) as modified by Code section 415(h)) which includes the Company, or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c) as modified by Code section 415(h)) with the Company, or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company, or any other entity required to be aggregated with the Company pursuant to regulations promulgated pursuant to Code section 414(o).
            (c)..."Assets" - All Compensation, SAR Income and interest that have been credited to an Employee's Account in accordance with Paragraph 4 of this Plan.
            (d)..."Beneficiary" - The individual(s) and/or entity(ies) designated and defined by Schedule B of the Plan.
            (e)..."Committee"- The Compensation Committee of the Company.
            (f)..."Company" -- Community Energy Alternatives, Incorporated and Affiliates.

            (g)..."Compensation" - The total remuneration paid to an Employee for services rendered to the Company or an Affiliate excluding the Company's or Affiliate's cost for any public or private employee benefit plan.
            (h)..."Deferrable SAR" - A stock appreciation right under the SAR Plan granted no more than five years before the date of any deferral under
Section 3 of this Plan.
            (i)..."Deferred Compensation" - The amount of compensation deferred pursuant to Paragraph 3 of this Plan.
            (j)..."Disability"   -  Disability   so  as  to  be  incapable  of
performing further work for the Company.
            (k) .."Employee" - Each employee of the Company as may be designated by the Committee.
            (l)..."Plan"  -  This  Deferred   Compensation  Plan  for  Certain
Employees of Community Energy Alternatives, Incorporated.
            (m)..."SAR Income" - That amount to which an Employee may be entitled to receive pursuant to the SAR Plan with respect to Deferrable SARs.
            (n)..."SAR   Plan"   -   The   Community   Energy    Alternatives,
Incorporated 1987 Stock Appreciation Rights Plan.
      3.....ELECTION AS TO THE AMOUNT OF COMPENSATION  AND/OR SAR INCOME THAT IS
TO BE DEFERRED. An Employee may elect to defer any portion of his Compensation otherwise payable for services rendered for the Company after the date of adoption of this Plan. An Employee may also elect to defer any portion of SAR Income otherwise payable to him after the adoption of this Plan.
      Any such election must be made by filing with the Committee an "Election in Connection With Deferral of Compensation", the form of which is attached to this Plan as Schedule A and is hereinafter referred to as "Schedule A". An Employee may change (using Schedule A for such purpose), not Later than December 31 of any year, the amount of Compensation and/or SAR Income to be deferred by him with respect to the next succeeding calendar year or years. In the calendar year this Plan is adopted, or in the calendar year that an Employee first becomes eligible to participate in this Plan, an election may be made to defer Compensation and/or SAR Income for a part of that calendar year. Compensation and/or SAR Income may be deferred prospectively only, and the amount of Compensation and/or SAR Income to be deferred may be changed only with respect to future calendar years.
      4.....HOW THE ACCOUNT IS TO BE MAINTAINED.
            (a)...Establishment of Account - The Company shall establish an Account for each Employee who elects to participate in the Plan. Each Employee's Account shall be credited at the end of each month with an amount equal to the Deferred Compensation and/or SAR Income which would have otherwise been payable to him that month.
            (b)...Interest on Assets in the Account - The Assets credited to each Employee's Account shall accrue interest each calendar quarter at an annual rate equal to the rate charged by The Chase Manhattan Bank, N.A. on the first business day of such calendar quarter for prime commercial loans of 90-day maturity (based on actual number of days, 360 days to the year), plus 1/2 of 1%. Such interest shall be computed on the average daily balance in the Employee's Account during each calendar quarter, excluding any Assets which have been distributed from the Employee's Account during such quarter, and shall be credited to the Employee's Account and compounded on the last day of March, June, September and December, and interest in Assets distributed from an Employee's Account shall accrue in the same manner to the date of, be credited to the Employee's Account on the date of, and be paid with, such distribution.
            (c)...Title and Beneficial Ownership of Assets - The Plan shall be unfunded. The Company shall be not be required to segregate any amounts credited to any Employee's Account, which shall be established merely as an accounting convenience. Title and beneficial ownership of any Assets, whether Deferred Compensation, Deferred SAR Income or interest credited to an Employee's Account pursuant to Paragraphs 4(a) and (b) hereinabove, shall at all times remain in the Company, and an Employee shall not have any interest whatsoever in any specific assets of the Company.
      5.....DISTRIBUTION FROM THE ACCOUNT.
            (a)...Election as to the Commencement of the Distribution - By election on Schedule A filed with the Committee, an Employee may elect to have distribution from his Account commence either (1) within sixty (60) days after the date he ceases to be employed by the Company or, in the alternative, (2) in the month of January of the calendar year elected by the Employee. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. The actual date that distribution shall commence shall be a date within the elected period to be determined by the Committee in its sole discretion.
            (b)...Election as to the Timing of the Distribution(s) - By election on Schedule A filed with the Committee, an Employee may elect to receive the distribution of his Account in the form of (1) one lump-sum payment, (2) annual distributions over a five-year period or (3) annual distributions over a 10-year period. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. In the event a lump-sum payment is made under this Plan, the Assets credited to an Employee's Account, including interest at the rate provided in Paragraph 4(b) of this Plan to the date of distribution, shall be paid to the Employee on the date determined under Paragraph 5(a) of this Plan. In the case of a distribution over a period of years, the Company shall pay to the Employee on the date determined under Paragraph 5(a) of this Plan and on the yearly anniversaries of such date, annual installments of the unpaid balance of the Assets in the Employee's Account, including interest on the unpaid balance at the rate provided in Paragraph 4(b) of this Plan to the date of distribution. The amount of each installment shall be determined by multiplying the then unpaid balance, plus accrued interest, in the Employee's Account by a fraction, the numerator of which is one and the denominator of which is the number of annual installments remaining to be paid.
            (c)...Distribution in Case of Certain Disability - In the event of an Employee's Disability prior to a calendar year elected by the Employee under Paragraph 5(a)(2) of this Plan for distribution to commence, distribution of the Employee's Account shall commence within six (6) months after such Disability, in accordance with the Employee's election under Paragraph 5(b) of this Plan as to the form of distribution. The actual date that distribution shall commence shall be a date within such six (6) month period to be determined by the Committee in its sole discretion.
            (d)...Distribution in Case of Death - In the event of an Employee's death, the balance of the Employee's Account shall be distributed to the Employee's Beneficiary(ies) over a period of not more than five (5) years, in accordance with his election on Schedules A and B filed with the Committee for distribution in case of death. Such distribution shall be made in a manner consistent with Paragraph 5(b) of this Plan and shall commence in the month of January of the year after the year of the Employee's death, on a date within said month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of an Employee's death after distribution of his Account has commenced, any election under this paragraph 5(d) shall not extend the time of payment of his Account beyond the time when distribution would have been completed if he had lived. An Employee may change Beneficiary designations by filing a subsequent Schedule B with the Committee.
            (e)...Request for Change in Distribution - An Employee, Beneficiary or a legal representative may request a change in the timing, frequency or amount of payments made from an Employee's Account by filing a written request therefor with the Committee. The Committee may, in its sole discretion, grant such request only if such request specifies appropriate circumstances to justify such a change to prevent undue hardship. The Committee shall inform the Employee, Beneficiary or representative of its decision within sixty (60) days of its receipt of the written request.
            (f)...Not Terminated if Transferred to an Affiliate - For the purposes of this Paragraph 5, an Employee shall not be deemed to have terminated his employment if he is transferred to and remains in the employ of an Affiliate.
            (g)...Company may Distribution in Lump Sum if Distributable Amount Less than $5,000 - The Company reserves the right to make a lump-sum distribution, notwithstanding any other provision of this Plan, if the total Assets in an Employee's Account are $5,000 or less at any time after the Employee ceases to be employed by the Company.
            (h)...Delay of Certain Distributions - Notwithstanding anything contained in this Plan to the contrary, distribution of an amount equal to 50% of what the Company's withholding obligation for Federal and applicable state income tax purposes had the Company been obligated to withhold in the year that the Employee elected to redeem such Deferrable SARs, would have been in respect of SARs which were vested under the terms of the SAR Plan at the time of the election to defer income related thereto, shall be deferred as described in this paragraph. Such deferred amount, and all interest accrued with respect thereto under this Plan, shall be paid in one lump sum upon the earlier of the end of
(a) eleven (11) years from the date of the exercise of the vested SAR or (b) the date upon which the audit period for the Company's Federal or applicable state income tax return for the year in which the vested Deferrable SARs were exercised closes. Except, however, if at the time noted in (a), above the issue of the Company's withholding obligation in respect of such SAR Income is being contested, distribution of all amounts otherwise distributable, not exceeding the amount in controversy, will be delayed until resolution of such contest.
      6.....ASSIGNMENT.  No benefit under the Plan shall in any manner or to any extent be assigned, alienated or transferred by any Employee or Beneficiary under the Plan or be subject to attachment, garnishment or other legal process.
      7.....PLAN  DOES NOT CONSTITUTE AN EMPLOYMENT  AGREEMENT.  This Plan shall not constitute a contract for the continued employment of any Employee by the Company. The Company reserves the right to modify an Employee's Compensation at any time and from time to time as it considers appropriate and to terminate his employment for any reason at any time notwithstanding this Plan.
      8.....AMENDMENT  OR TERMINATION  OF THE PLAN BY THE COMPANY.  The Board of
Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall materially adversely affect the right of an Employee in respect of Deferred Compensation previously earned by him which has not been paid, unless such Employee or his legal representative shall consent to such change.
      9.....WHAT  CONSTITUTES NOTICE. Any notice to an Employee,  Beneficiary or legal representative hereunder shall be given either by delivering it or by depositing it in the United States mail, postage prepaid, addressed to his last-known address. Any notice to the Company or the Committee hereunder (including the filing of Schedules A and B) shall be given either by delivering it, or depositing it in the United States mail, postage prepaid, to the Secretary of the Employee Benefits Policy Committee, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, New Jersey 07101.
      10....ADVANCE DISCLAIMER OF ANY WAIVER ON THE PART OF THE COMPANY. Failure
by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.
      11....EFFECT ON  INVALIDITY OF ANY PART OF THE PLAN.  The  invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
      12....PLAN  BINDING ON ANY SUCCESSOR OWNER.  Except as otherwise  provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.
      13....LAWS  GOVERNING THIS PLAN. Except to the extent federal law applies, this Plan shall be governed by the laws of the State of New Jersey.
      14....WITHHOLDING  FOR TAXES.  The Company  shall have the right to deduct from any payment any sums required to be withheld by federal, state, or local tax law. There is no obligation hereunder that any Participant or other person be advised in advance of the existence of the tax or the amount so required to be withheld.
      15....MISCELLANEOUS.  The  masculine  pronoun  shall  mean the  feminine wherever appropriate.

                                                                      SCHEDULE A

              DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
           COMMUNITY ENERGY ALTERNATIVES, INCORPORATED (THE "PLAN")

             Elections In Connection With Deferral Of Compensation

Section 1...Election As To Compensation To Be Deferred.

Note:             THIS  SECTION IS TO BE USED TO MAKE OR TO CHANGE
            ANY  ELECTION  UNDER  PARAGRAPH  3 OF  THE  PLAN.  ANY
            CHANGE IN ELECTION MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH YOU WISH THE CHANGE TO APPLY.

      I hereby elect to defer, in accordance with the provisions of the Plan:

      (a)   _________________ a month of my Compensation;
      (b)   All of my Compensation  in excess of  $_______________
            per year;
      (c) __________% of any payments made pursuant to the grant of _________________________________ under the Community Energy
            Alternatives Incorporated 1987 Stock
            Appreciation Rights Plan;
      (d) __________% or $_______________ of any award paid to me pursuant to the Community Energy Alternatives Incorporated Incentive Compensation Plan;
      (e) __________% or $_______________ of any project completion bonus paid to me.

Section 2...Election As To Commencement Of Distribution From Account

Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING AN EMPLOYEE COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

__________        (a)   Within  sixty (60) days  after I cease to be  employed
                  by the Company.
__________        (b)   In  the  month  of  January  of  the   calendar   year
                  following the year I cease to be employed by the Company.
__________        (c)   In the month of January, _______________________.

                                                Employee's Initials __________
                                                    Date _____________________


                                                                      SCHEDULE A

Section 3...Election As To The Timing Of The Distribution

Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING AN EMPLOYEE COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

__________..(a)...In one lump sum
__________        (b)   In   annual   installments   over  a
                  period of five (5) years.
__________        (c)   In   annual   installments   over  a
                  period of ten (10) years.

Section 4...Election As To Method Of Distribution In Case Of Death

Note:             THIS  SECTION TO BE USED TO SELECT THE METHOD OF
            DISTRIBUTION IN THE CASE OF DEATH. PERIOD SELECTED MAY NOT BE MORE THAN FIVE (5) YEARS.

      In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid over a period of _____ year(s) to my Beneficiary(ies) designated on Schedule B.

___________________, 19__



------------------------------            ------------------------------------
WITNESS                                   EMPLOYEE SIGNATURE

                                                                      SCHEDULE B

              DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
           COMMUNITY ENERGY ALTERNATIVES, INCORPORATED (THE "PLAN")

      DESIGNATION OF BENEFICIARY(IES)

      In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me under the Plan.
      PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

      NAME AND PRESENT            PROPORTIONATE INTEREST
ADDRESS OF PRIMARY BENEFICIARIES        OF PRIMARY              RELATIONSHIP
                                     BENEFICIARY(IES)            TO EMPLOYEE

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------


                                                      ------------------------
                                                      Employee's Initials

                                                                      SCHEDULE B

      SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my primary beneficiaries have predeceased me. If all primary beneficiaries have predeceased me and if any one or more of the secondary beneficiaries designated hereunder shall predecease me, such secondary beneficiary's share(s) shall be divided equally among the remaining secondary beneficiaries.

      NAME AND PRESENT            PROPORTIONATE INTEREST
    ADDRESS OF SECONDARY               OF SECONDARY             RELATIONSHIP
      BENEFICIARY(IES)               BENEFICIARY(IES)            TO EMPLOYEE

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------

-------------------------               ----------%            ---------------

-------------------------

      ESTATE - In the event I have declined to designate a beneficiary hereunder or if all of the beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my estate.
Date:____________________

------------------------------------      ------------------------------------
WITNESS                                     EMPLOYEE'S SIGNATURE